                                                                   EX-99.(h)(4)

                                  APPENDIX A

                          SHAREHOLDER SERVICING PLAN
                            WELLS FARGO FUNDS TRUST

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes                                           Servicing Fee
-----------------------                                           -------------
Aggressive Allocation Fund
   Administrator Class                                                0.25

Asia Pacific Fund/1/
   Class A                                                            0.25
   Class C                                                            0.25
   Investor Class                                                     0.25

Asset Allocation Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Balanced Fund
   Investor Class                                                     0.25

California Limited-Term Tax-Free Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

California Tax-Free Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

California Tax-Free Money Market Fund
   Class A                                                            0.25
   Service Class                                                      0.25

Capital Growth Fund/2/
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Cash Investment Money Market Fund
   Administrator Class                                                0.10
   Service Class                                                      0.25

Colorado Tax-Free Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Administrator Class                                                0.25

Common Stock Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25
--------
/1/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Asia Pacific Fund, which are expected to commence operations on or about July 31, 2007.
/2/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Capital Growth Fund, which are expected to commence operations on or about July 31, 2007.

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                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes                                           Servicing Fee
-----------------------                                           -------------
Conservative Allocation
   Administrator Class                                                0.25

Corporate Bond Fund
   Advisor Class                                                      0.25
   Investor Class                                                     0.25

C&B Large Cap Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class D                                                            0.25
   Administrator Class                                                0.25

C&B Mid Cap Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class D                                                            0.25
   Administrator Class                                                0.25

Discovery Fund/3/
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Diversified Bond Fund
   Administrator Class                                                0.25

Diversified Equity Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Diversified Small Cap Fund
   Administrator Class                                                0.25

Dividend Income Fund
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Emerging Growth Fund
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Emerging Markets Focus Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Endeavor Large Cap Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25

Endeavor Select Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Enterprise Fund
--------
/3/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Discovery Fund, which are expected to commence operations on or about July 31, 2007.

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                                                                    Maximum
Funds Trust                                                       Shareholder
Funds and Share Classes                                          Servicing Fee
-----------------------                                          -------------
   Administrator Class                                               0.25
   Advisor Class                                                     0.25
   Investor Class                                                    0.25

Equity Income Fund
   Class A                                                           0.25
   Class B                                                           0.25
   Class C                                                           0.25
   Administrator Class                                               0.25

Equity Index Fund
     Class A                                                         0.25
     Class B                                                         0.25

Equity Value Fund
   Class A                                                           0.25
   Class B                                                           0.25
   Class C                                                           0.25
   Administrator Class                                               0.25

Government Money Market Fund
   Class A                                                           0.25
   Administrator Class                                               0.10
   Service Class                                                     0.25

Government Securities Fund
   Class C                                                           0.25
   Administrator Class                                               0.25
   Advisor Class                                                     0.25
   Investor Class                                                    0.25

Growth Balanced Fund
   Class A                                                           0.25
   Class B                                                           0.25
   Class C                                                           0.25
   Administrator Class                                               0.25

Growth Equity Fund
   Class A                                                           0.25
   Class B                                                           0.25
   Class C                                                           0.25
   Administrator Class                                               0.25

Growth Fund
   Class C                                                           0.25
   Administrator Class                                               0.25
   Advisor Class                                                     0.25
   Investor Class                                                    0.25

Growth and Income Fund
   Administrator Class                                               0.25
   Advisor Class                                                     0.25
   Investor Class                                                    0.25

Heritage Money Market Fund
   Administrator Class                                               0.10

High Income Fund
   Advisor Class                                                     0.25
   Investor Class                                                    0.25

High Yield Bond Fund
   Class A                                                           0.25
   Class B                                                           0.25
   Class C                                                           0.25

Income Plus Fund
   Class A                                                           0.25

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes                                           Servicing Fee
-----------------------                                           -------------
   Class B                                                            0.25
   Class C                                                            0.25

Index Fund
   Administrator Class                                                0.10
   Investor Class                                                     0.25

Inflation-Protected Bond Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Intermediate Government Income Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Intermediate Tax-Free Fund/4/
   Class A                                                            0.25
   Class C                                                            0.25
   Investor Class                                                     0.25

International Core Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

International Equity Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

International Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Large Cap Appreciation Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Large Cap Growth Fund
   Investor Class                                                     0.25
--------
/4/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Intermediate Tax-Free Fund, which are expected to commence operations on or about July 31, 2007.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes                                           Servicing Fee
-----------------------                                           -------------
Large Company Core Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25
   Administrator Class                                                0.25

Large Company Growth Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25
   Administrator Class                                                0.25

Life Stage - Aggressive Portfolio                                     0.25

Life Stage - Conservative Portfolio                                   0.25

Life Stage - Moderate Portfolio                                       0.25

Liquidity Reserve Money Market Fund                                   0.25

Mid Cap Disciplined Fund/5/
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Mid Cap Growth Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25

Minnesota Money Market Fund
   Class A                                                            0.25

Minnesota Tax-Free Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25
   Administrator Class                                                0.25

Moderate Balanced Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Money Market Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Investor Class                                                     0.25

Municipal Bond Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Municipal Money Market Fund
   Investor Class                                                     0.25
--------
/5/ On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Mid Cap Disciplined Fund, which are expected to commence operations on or about July 31, 2007.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes                                           Servicing Fee
-----------------------                                           -------------
National Limited-Term Tax-Free Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

National Tax-Free Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

National Tax-Free Money Market Fund
   Class A                                                            0.25
   Administrator Class                                                0.10
   Service Class                                                      0.25

Nebraska Tax-Free Fund
   Administrator Class                                                0.25

Opportunity Fund
   Administrator Class                                                0.25
   Advisor Class                                                      0.25
   Investor Class                                                     0.25

Overland Express Sweep Fund                                           0.25

Overseas Fund
   Investor Class                                                     0.25

Prime Investment Money Market Fund
   Service Class                                                      0.25

Short Duration Government Bond Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Short-Term Bond Fund
   Advisor Class                                                      0.25
   Investor Class                                                     0.25

Short-Term High Yield Bond Fund
   Advisor Class                                                      0.25
   Investor Class                                                     0.25

Short-Term Municipal Bond Fund
   Class C                                                            0.25
   Investor Class                                                     0.25

Small Cap Disciplined Fund
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Small Cap Growth Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25
   Administrator Class                                                0.25

Small Cap Opportunities Fund
   Administrator Class                                                0.25

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes                                           Servicing Fee
-----------------------                                           -------------
Small Cap Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25

Small Company Growth Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Small Company Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Small/Mid Cap Value Fund/6/
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Specialized Financial Services Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25

Specialized Health Sciences Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25

Specialized Technology Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25

Stable Income Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25

Strategic Income Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25

Strategic Small Cap Value Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
--------
/6/ On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Small/Mid Cap Value Fund, which are expected to commence operations on or about July 31, 2007.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes                                           Servicing Fee
-----------------------                                           -------------
Target Today Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Target 2010 Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Target 2015 Fund/7/
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Target 2020 Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Target 2025 Fund/7/
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Target 2030 Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Target 2035 Fund/7/
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Target 2040 Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Target 2045 Fund/7/
   Administrator Class                                                0.25
   Investor Class                                                     0.25

Target 2050 Fund/8/
   Investor Class                                                     0.25
   Administrator Class                                                0.25
--------
/7/ On February 7, 2007 the Board of Trustees approved the establishment of the Target 2015, Target 2025, Target 2035 and Target 2045 Funds, which are expected to commence operations on or about July 1, 2007.
/8/ On November 8, 2006 the Board of Trustees approved the establishment of the Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes                                           Servicing Fee
-----------------------                                           -------------
Total Return Bond Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25
   Administrator Class                                                0.25

Treasury Plus Money Market Fund
   Class A                                                            0.25
   Service Class                                                      0.25

Ultra-Short Duration Bond Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25

Ultra Short-Term Income Fund
   Administrator Class                                                0.25
   Advisor Class                                                      0.25
   Investor Class                                                     0.25

Ultra Short-Term Municipal Income Fund
   Advisor Class                                                      0.25
   Investor Class                                                     0.25

U.S. Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25
   Administrator Class                                                0.25

Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Investor Class                                                     0.25
   Administrator Class                                                0.25

WealthBuilder Conservative Allocation                                 0.25

Portfolio

WealthBuilder Equity Portfolio                                        0.25

WealthBuilder Growth Allocation Portfolio                             0.25

WealthBuilder Growth Balanced Portfolio                               0.25

WealthBuilder Moderate Balanced Portfolio                             0.25

WealthBuilder Tactical Equity Portfolio                               0.25

Wisconsin Tax-Free Fund
   Class C                                                            0.25
   Investor Class                                                     0.25

100% Treasury Money Market Fund
   Class A                                                            0.25
   Service Class                                                      0.25

   Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

Most recent agreement approval: March 30, 2007
Appendix A amended: May 9, 2007

   The foregoing fee schedule is agreed to as of May 9, 2007 and shall remain in effect until changed in writing by the parties.

                                              WELLS FARGO FUNDS TRUST

                                              By: /s/ C. David Messman
                                                  -----------------------------
                                                  C. David Messman
                                                  Secretary

                                              WELLS FARGO FUNDS MANAGEMENT, LLC

                                              By: /s/ Andrew Owen
                                                  -----------------------------
                                                  Andrew Owen
                                                  Executive Vice President